Exhibit 99.1

WEINGARTEN REALTY

SUPPLEMENTAL FINANCIAL INFORMATION

QUARTER ENDED JUNE 30, 2018

WHOLE FOODS

TJ·MAXX

KROGER

Table of Contents	Page
Quarterly Earnings Press Release	i - xi
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate and Net Debt to Core EBITDAre	6
Supplemental Income Statement Detail	7
Supplemental Balance Sheet Detail	8
Capitalization and Debt Coverage Ratios	9
Guidance	10

Investment Activity
Capital Expenditures	12
Development and Redevelopment Projects	13
Land Held for Development	14
Acquisition and Disposition Summary	15

Summary of Debt
Debt Information	17
Debt Information Additional Disclosure	18
Schedule of Maturities	19
Schedule of Maturities Additional Disclosure	20

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	22
Unconsolidated Joint Venture Financial Statements at Pro rata Share	23
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%	24
Unconsolidated Joint Venture Mortgage Debt Information at 100%	25
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure	26

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	28
Portfolio Operating Information	29 - 30
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population	31

Property Listing
Summary Property Listing	33
Property Listing	34 - 42

Other Topics of Interest
Share and Bond Repurchase Program Inception-To-Date	44
Revenue Classification Changes Impact	45

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of June 30, 2018, we owned or operated under long-term leases, interests in 190 properties which are located in 17 states that span the United States from coast to coast. These properties represent approximately 38.4 million square feet of which our interests in these properties aggregated approximately 24.6 million square feet of leasable area. Our properties were 94.6% leased as of June 30, 2018, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
REPORTS STRONG RESULTS

HOUSTON, July 30, 2018 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended June 30, 2018. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.

Second Quarter Operating and Financial Highlights

•	Net income attributable to common shareholders (“Net Income”) for the quarter increased to $0.61 per diluted share (hereinafter “per share”) from $0.49 per share in the same quarter of 2017;

•	Core Funds From Operations Attributable to Common Shareholders ("Core FFO") for the quarter was $0.57 per share compared to $0.61 per share a year ago;

•	Same Property Net Operating Income (“SPNOI”) including redevelopments increased 2.7% over the same quarter of the prior year;

•	Occupancy increased to 94.6% at quarter end from 94.5% in the prior year;

•	Rental rates on new leases and renewals for the quarter were up 21.4% and 7.1%, respectively; and

•	Dispositions totaled $77 million for the quarter and $358 million to-date.

Financial Results

The Company reported Net Income of $78.3 million or $0.61 per share for the second quarter of 2018, as compared to $63.9 million or $0.49 per share for the same period in 2017. This increase was due primarily to higher gains on sales of properties during 2018. Year-to-date, Net Income was $225.1 million or $1.74 per share for 2018 compared to $94.7 million or $0.74 per share for 2017.

Core FFO for the quarter ended June 30, 2018 was $0.57 per share or $74.3 million compared to $0.61 per share or $79.2 million for the same quarter of last year. Dispositions in 2017 and 2018 decreased Core FFO by $0.08 per share. This was offset by higher operating income driven by increased base rents, slightly higher expense reimbursements, bad debt recoveries and reduced interest expense due to the reduction in debt outstanding with disposition proceeds. For the six months, Core FFO was $149.1 million or $1.15 per share for 2018 compared to $158.8 million or $1.22 per share for 2017. Dispositions reduced Core FFO for the six months by $0.14 per share.

Page i

NAREIT FFO was $84.5 million or $0.65 per share for the second quarter of 2018 compared to $79.4 million or $0.61 per share for 2017. Included in 2018 is a benefit of $10.0 million, or $0.08 per share, from the write-off of under market rent intangibles related to terminated Toys R Us leases. Year-to-date, NAREIT FFO was $162.8 million or $1.25 per share for 2018 compared to $153.8 million or $1.18 per share for 2017.

A reconciliation of Net Income to NAREIT FFO and Core FFO is included herein.

Operating Results

For the period ending June 30, 2018, the Company’s operating highlights were as follows:

	Q2 2018	YTD 2018
Occupancy (Signed Basis):
Occupancy - Total	94.6%
Occupancy - Small Shop Spaces	90.3%
Occupancy - Same Property Portfolio	95.3%

Same Property Net Operating Income, with redevelopments	2.7%	2.3%

Rental Rate Growth - Total:	10.2%	7.8%
New Leases	21.4%	13.4%
Renewals	7.1%	6.4%

Leasing Transactions:
Number of New Leases	79	154
New Leases - Annualized Revenue (in millions)	$5.4	$10.7
Number of Renewals	131	300
Renewals - Annualized Revenue (in millions)	$11.8	$26.7

A reconciliation of Net Income to SPNOI is included herein.

“Operations remained strong this quarter, a reflection of our significantly improved portfolio of properties. With the most diversified tenant base in our sector, the impact of tenant closures has been relatively muted. The recent Toys R Us bankruptcy resulted in minimal impact to SPNOI for the quarter, but will reduce occupancy by 0.7% beginning in the third quarter and reduce revenue by approximately $0.9 million over the balance of the year. However, we have great interest in all of these locations and should have rent back on line for all of them within eighteen months,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Portfolio Activity

During the quarter, the Company closed $77 million of dispositions and an additional $13 million subsequent to quarter end. These dispositions included two centers each in Nevada, North Carolina and Texas, one in Georgia and a portion of Stoneridge Towne Centre in Moreno Valley, California. The Company also sold two land parcels.

The Company did not acquire any properties during the quarter.

Page ii

During the quarter, the Company invested $34 million in new developments and redevelopments. We are breaking ground on the Driscoll at River Oaks, a 30-story residential tower to be constructed at the Company’s River Oaks Shopping Center. Details of these projects can be found in the Company’s Supplemental Financial Information package on its website.

“We continue to dispose of assets that are in the bottom portion of our portfolio where we can sell at or near the properties net asset value. While conditions can change rapidly, the current environment seems to be conducive to further disposition activity, leading to an increased guidance range for 2018,” said Drew Alexander, President and Chief Executive Officer.

Balance Sheet

Proceeds from the Company’s 2017 and 2018 dispositions were used to strengthen its balance sheet. At the beginning of the quarter, the Company paid down the remaining $100 million outstanding under its $200 million term loan. During the second quarter of 2018, the Company used additional proceeds to repurchase $0.6 million of its unsecured bonds and $10.4 million of its common shares at an average price of $26.90 per share. Year-to date, the Company has repurchased $14.3 million of its unsecured bonds and $18.5 million of its common shares at an average price of $27.10 per share. At quarter-end, Net Debt to Core EBITDAre was a strong 5.1 times and Debt to Total Market Capitalization was 31.4%.

“The use of proceeds from our disposition program has enabled us to further enhance our financial position through both the pay down and repurchase of debt. It will further provide funding for our new development and redevelopment programs, the repurchase of common shares and a relatively large special dividend at year-end that is required due to the significant tax gains generated by our disposition program. Our balance sheet is as strong as it has ever been and positions us to pursue opportunities as they arise,” said Steve Richter, Executive Vice President and Chief Financial Officer.

2018 Guidance

With respect to 2018 guidance, the Company increased guidance for Net Income and NAREIT FFO as set forth in the table below. Given the strong market for quality properties, the Company is cautious with respect to the pricing of acquisitions, and accordingly, is reducing its acquisitions guidance for the remainder of the year. Additionally, the Company has increased the amount of property it is marketing for sale; therefore, it has increased its guidance for dispositions. Shown below is the Company’s guidance with adjusted items highlighted.

	Previous Guidance	Revised Guidance
Net Income (per share)	$2.26 - $2.34	$2.52 - $2.60
NAREIT FFO (per share)	$2.29 - $2.35	$2.37 - $2.43
Core FFO (per share)	$2.27 - $2.33	$2.27 - $2.33
Acquisitions	$50 - $150 million	$25 - $75 million
Re / New Development	$125 - $175 million	$125 - $175 million
Dispositions	$250 - $450 million	$400 - $550 million
Same Property NOI with redevelopments	2.5% - 3.5%	2.5% - 3.5%
Same Property NOI w/o redevelopments	2.0% - 3.0%	2.0% - 3.0%

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Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.395 per common share payable on September 14, 2018 to shareholders of record on September 7, 2018.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on July 31, 2018 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 45774519). A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At June 30, 2018, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 190 properties which are located in 17 states spanning the country from coast to coast. These properties represent approximately 38.4 million square feet of which our interests in these properties aggregated approximately 24.6 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors. Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated. The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release. Accordingly, there is no assurance that our projections will be realized.

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Weingarten Realty Investors
(in thousands, except per share amounts)
Financial Statements

		Three Months Ended June 30,		Six Months Ended June 30,
		2018	2017	2018	2017
	CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)		(Unaudited)
	Rentals, net	$138,520	$142,963	$267,249	$283,781
	Other Income	3,566	3,060	7,289	5,905
	Total Revenues	142,086	146,023	274,538	289,686
	Depreciation and Amortization	50,421	42,157	88,516	84,606
	Operating Expense	24,104	26,221	47,374	56,131
	Real Estate Taxes, net	17,466	21,632	35,105	39,149
	Impairment Loss	—	26	—	15,012
	General and Administrative Expense	6,149	6,418	11,744	13,802
	Total Expenses	98,140	96,454	182,739	208,700
	Operating Income	43,946	49,569	91,799	80,986
	Interest Expense, net	(17,017)	(20,473)	(31,689)	(41,555)
	Interest and Other Income/Expense	1,355	1,190	2,888	2,812
	(Provision) Benefit for Income Taxes	(684)	(747)	(1,467)	2,612
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	5,318	7,430	11,311	12,747
	Income from Continuing Operations	32,918	36,969	72,842	57,602
	Gain on Sale of Property	46,953	32,224	155,998	47,987
	Net Income	79,871	69,193	228,840	105,589
Less:	Net Income Attributable to Noncontrolling Interests	(1,582)	(5,341)	(3,727)	(10,911)
	Net Income Attributable to Common Shareholders -- Basic	$78,289	$63,852	$225,113	$94,678
	Net Income Attributable to Common Shareholders -- Diluted	$78,817	$64,378	$226,169	$94,678
	Earnings Per Common Share -- Basic	$.61	$.50	$1.76	$.74
	Earnings Per Common Share -- Diluted	$.61	$.49	$1.74	$.74

Page v

Weingarten Realty Investors
(in thousands)
Financial Statements

	June 30, 2018	December 31, 2017
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,327,010	$4,498,859
Accumulated Depreciation	(1,141,897)	(1,166,126)
Property Held for Sale, net	24,714	54,792
Investment in Real Estate Joint Ventures and Partnerships, net	331,777	317,763
Unamortized Lease Costs, net	155,492	181,047
Accrued Rent, Accrued Contract Receivables and Accounts Receivable, net	88,840	104,357
Cash and Cash Equivalents	13,096	13,219
Restricted Deposits and Mortgage Escrows	20,603	8,115
Other, net	205,347	184,613
Total Assets	$4,024,982	$4,196,639

LIABILITIES AND EQUITY
Debt, net	$1,827,181	$2,081,152
Accounts Payable and Accrued Expenses	99,890	116,463
Other, net	173,917	189,182
Total Liabilities	2,100,988	2,386,797

Commitments and Contingencies	—	—

EQUITY
Common Shares of Beneficial Interest	3,886	3,897
Additional Paid-In Capital	1,760,957	1,772,066
Net Income Less Than Accumulated Dividends	(7,878)	(137,065)
Accumulated Other Comprehensive Loss	(9,608)	(6,170)
Shareholders' Equity	1,747,357	1,632,728
Noncontrolling Interests	176,637	177,114
Total Liabilities and Equity	$4,024,982	$4,196,639

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Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results. Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders
The National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments and their applicable taxes, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs. Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash, non-operating and other transactions or events that hinder the comparability of operating results. Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, impairments of land, transactional costs associated with acquisition and development activities, certain deferred tax provisions/benefits, redemption costs of preferred shares and gains on the disposal of non-real estate assets. NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

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NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$78,289	$63,852	$225,113	$94,678
Depreciation and amortization of real estate	50,110	41,951	87,875	84,139
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	3,261	3,548	6,445	7,187
Impairment of operating properties and real estate equity investments	—	2	—	12,007
(Gain) on sale of property and interests in real estate equity investments	(46,701)	(31,970)	(155,739)	(47,718)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(1,219)	(1,950)	(3,582)	(1,950)
Provision (benefit) for income taxes (1)	322	378	483	(2,014)
Noncontrolling interests and other (2)	(85)	3,037	1,125	6,406
NAREIT FFO – basic	83,977	78,848	161,720	152,735
Income attributable to operating partnership units	528	526	1,056	1,052
NAREIT FFO – diluted	84,505	79,374	162,776	153,787
Adjustments to Core FFO:
Other impairment loss	—	12	—	3,029
Provision (benefit) for income taxes	—	—	—	(952)
Loss (gain) on extinguishment of debt including related swap activity	99	—	(3,458)	—
Severance costs	—	—	—	—
Storm damage costs	—	—	—	—
Recovery of Pre-development costs	—	—	—	—
Lease terminations	(10,023)	—	(10,023)	—
Other	(240)	(162)	(240)	2,904
Core FFO – diluted	$74,341	$79,224	$149,055	$158,768

FFO weighted average shares outstanding – basic	127,505	127,788	127,714	127,700
Effect of dilutive securities:
Share options and awards	813	848	799	894
Operating partnership units	1,432	1,459	1,432	1,460
FFO weighted average shares outstanding – diluted	129,750	130,095	129,945	130,054

NAREIT FFO per common share – basic	$.66	$.62	$1.27	$1.20

NAREIT FFO per common share – diluted	$.65	$.61	$1.25	$1.18

Core FFO per common share – diluted	$.57	$.61	$1.15	$1.22
______________
(1) The applicable taxes related to gains and impairments of operating properties.
(2) Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.

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Same Property Net Operating Income
Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation. Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs. Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.
Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties that have been sold. While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy. A rollforward of the properties included in the Company’s same property designation is as follows:

	Three Months Ended June 30, 2018	Six Months Ended June 30, 2018
Beginning of the period	184	183
Properties added:
Acquisitions	—	6
New Developments	—	1
Redevelopments	—	2
Properties removed:
Dispositions	(5)	(13)
End of the period	179	179

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The Company calculates SPNOI using operating income as defined by GAAP excluding property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation, amortization, impairment losses, general and administrative expenses, acquisition costs and other items such as lease cancellation income, environmental abatement costs, demolition expenses and lease termination fees. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of Net Income Attributable to Common Shareholders to SPNOI is as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$78,289	$63,852	$225,113	$94,678
Add:
Net income attributable to noncontrolling interests	1,582	5,341	3,727	10,911
Provision (benefit) for income taxes	684	747	1,467	(2,612)
Interest expense, net	17,017	20,473	31,689	41,555
Less:
Gain on sale of property	(46,953)	(32,224)	(155,998)	(47,987)
Equity in earnings of real estate joint ventures and partnership interests	(5,318)	(7,430)	(11,311)	(12,747)
Interest and other income/expense	(1,355)	(1,190)	(2,888)	(2,812)
Operating Income	43,946	49,569	91,799	80,986
Less:
Revenue adjustments (1)	(14,108)	(4,111)	(18,040)	(8,220)
Add:
Property management fees	630	655	1,497	1,580
Depreciation and amortization	50,421	42,157	88,516	84,606
Impairment loss	—	26	—	15,012
General and administrative	6,149	6,418	11,744	13,802
Acquisition costs	—	—	—	1
Other (2)	(401)	164	(312)	3,281
Net Operating Income	86,637	94,878	175,204	191,048
Less: NOI related to consolidated entities not defined as same property and noncontrolling interests	(2,869)	(13,742)	(8,038)	(28,637)
Add: Pro rata share of unconsolidated entities defined as same property	8,366	8,599	16,740	17,286
Same Property Net Operating Income	92,134	89,735	183,906	179,697
Less: Redevelopment Net Operating Income	(6,951)	(6,324)	(14,084)	(13,017)
Same Property Net Operating Income excluding Redevelopments	$85,183	$83,411	$169,822	$166,680
___________________

(1)	Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

(2)	Other includes items such as environmental abatement costs, demolition expenses and lease termination fees.

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Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate
NAREIT defines EBITDAre as net income computed in accordance with GAAP, plus interest expense, income tax expense (benefit), depreciation and amortization and impairment of depreciable real estate and in substance real estate equity investments; plus or minus gains or losses from sales of operating real estate assets and interests in real estate equity investments; and adjustments to reflect our share of unconsolidated real estate joint ventures and partnerships for these items. The Company calculates EBITDAre in a manner consistent with the NAREIT definition.

As mentioned above, NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparing earnings performance among other REITs based upon the unique capital structure of each REIT. However as a basis of comparability that is independent of a company's capital structure, management believes that since EBITDA is a widely known and understood measure of performance, EBITDAre will represent an additional supplemental non-GAAP performance measure that will provide investors with a relevant basis for comparing REITs. There can be no assurance that EBITDAre as presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core EBITDAre as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core EBITDAre is defined as NAREIT EBITDAre excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results. Specific examples of items excluded from Core EBITDAre include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, and transactional costs associated with development activities. EBITDAre and Core EBITDAre should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. EBITDAre and Core EBITDAre do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

EBITDAre and Core EBITDAre is calculated as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$79,871	$69,193	$228,840	$105,589
Interest expense, net (1)	17,017	20,473	31,689	41,555
Provision (benefit) for income taxes	684	747	1,467	(2,612)
Depreciation and amortization of real estate	50,421	42,157	88,516	84,606
Impairment loss on operating properties and real estate equity investments	—	26	—	15,012
Gain on sale of property (2)	(46,953)	(32,224)	(155,998)	(47,987)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (3)	3,319	2,923	5,807	7,804
Total EBITDAre	104,359	103,295	200,321	203,967
Adjustments for Core EBITDAre:
Lease terminations	(10,023)	—	(10,023)	—
Other	—	86	—	3,154
Total Core EBITDAre	$94,336	$103,381	$190,298	$207,121
(1) Includes a $.001 million and $3.8 million gain on extinguishment of debt including related swap activity for the three and six months ended June 30, 2018, respectively.
(2) Includes a $.2 million gain on sale of non-operating assets for both the three and six months ended June 30, 2018 and 2017.
(3) Includes a $.1 million and $.3 million loss on extinguishment of debt for the three and six months ended June 30, 2018, respectively.

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Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms and changes in LIBOR availability, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose of properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including the effect of changes in the tax laws and the failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information
Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties. Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships. Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2018	2017(1)	2018	2017(1)	2017(1)	2016(1)	2015(1)	2014(1)
Revenues:
Rentals, net	$138,520	$142,963	$267,249	$283,781	$560,643	$537,265	$502,464	$503,128
Other	3,566	3,060	7,289	5,905	12,520	12,290	10,380	11,278
Total	142,086	146,023	274,538	289,686	573,163	549,555	512,844	514,406
Expenses:
Depreciation and amortization	50,421	42,157	88,516	84,606	167,101	162,535	145,940	150,356
Operating	24,104	26,221	47,374	56,131	109,310	98,855	94,244	95,318
Real estate taxes, net	17,466	21,632	35,105	39,149	75,636	66,358	60,289	60,768
Impairment loss	—	26	—	15,012	15,257	98	153	1,024
General and administrative	6,149	6,418	11,744	13,802	28,052	26,607	27,367	25,676
Total	98,140	96,454	182,739	208,700	395,356	354,453	327,993	333,142
Operating Income	43,946	49,569	91,799	80,986	177,807	195,102	184,851	181,264
Interest Expense, net	(17,017)	(20,473)	(31,689)	(41,555)	(80,326)	(83,003)	(87,783)	(94,725)
Interest and Other Income / Expense	1,355	1,190	2,888	2,812	7,532	1,910	4,406	4,530
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	—	—	—	—	48,322	879	1,718
(Provision) Benefit for Income Taxes	(684)	(747)	(1,467)	2,612	17	(6,856)	(52)	1,261
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (2)	5,318	7,430	11,311	12,747	27,074	20,642	19,300	22,317
Income from Continuing Operations	32,918	36,969	72,842	57,602	132,104	176,117	121,601	116,365
Operating Income from Discontinued Operations	—	—	—	—	—	—	—	342
Gain on Sale of Property from Discontinued Operations	—	—	—	—	—	—	—	44,582
Income from Discontinued Operations	—	—	—	—	—	—	—	44,924
Gain on Sale of Property	46,953	32,224	155,998	47,987	218,611	100,714	59,621	146,290
Net Income	79,871	69,193	228,840	105,589	350,715	276,831	181,222	307,579
Less: Net Income Attributable to Noncontrolling Interests	(1,582)	(5,341)	(3,727)	(10,911)	(15,441)	(37,898)	(6,870)	(19,571)
Net Income Adjusted for Noncontrolling Interests	78,289	63,852	225,113	94,678	335,274	238,933	174,352	288,008
Dividends on Preferred Shares	—	—	—	—	—	—	(3,830)	(10,840)
Redemption Costs of Preferred Shares	—	—	—	—	—	—	(9,687)	—
Net Income Attributable to Common Shareholders	$78,289	$63,852	$225,113	$94,678	$335,274	$238,933	$160,835	$277,168
Earnings Per Common Share - Basic	$0.61	$0.50	$1.76	$0.74	$2.62	$1.90	$1.31	$2.28
Earnings Per Common Share - Diluted	$0.61	$0.49	$1.74	$0.74	$2.60	$1.87	$1.29	$2.25
(1) Reclassification of prior year's amounts were made to conform to the current year presentation.
(2) See page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	June 30, 2018	December 31, 2017

ASSETS
Property	$4,327,010	$4,498,859
Accumulated Depreciation	(1,141,897)	(1,166,126)
Property Held for Sale, net	24,714	54,792
Property, net	3,209,827	3,387,525

Investment in Real Estate Joint Ventures and Partnerships, net (a)	331,777	317,763
Total	3,541,604	3,705,288

Unamortized Lease Costs, net	155,492	181,047
Accrued Rent, Accrued Contract Receivables and Accounts Receivable (net of allowance for doubtful accounts of $6,944 in 2018 and $7,516 in 2017)	88,840	104,357
Cash and Cash Equivalents	13,096	13,219
Restricted Deposits and Mortgage Escrows	20,603	8,115
Other, net	205,347	184,613
Total Assets	$4,024,982	$4,196,639

LIABILITIES AND EQUITY
Debt, net	$1,827,181	$2,081,152
Accounts Payable and Accrued Expenses	99,890	116,463
Other, net	173,917	189,182
Total Liabilities	2,100,988	2,386,797

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 128,074 in 2018 and 128,447 in 2017	3,886	3,897
Additional Paid-In Capital	1,760,957	1,772,066
Net Income Less Than Accumulated Dividends	(7,878)	(137,065)
Accumulated Other Comprehensive Loss	(9,608)	(6,170)
Total Shareholders' Equity	1,747,357	1,632,728
Noncontrolling Interests	176,637	177,114
Total Equity	1,923,994	1,809,842
Total Liabilities and Equity	$4,024,982	$4,196,639

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Funds From Operations Attributable to Common Shareholders (NAREIT FFO)
Numerator:
Net income attributable to common shareholders	$78,289	$63,852	$225,113	$94,678
Depreciation and amortization of real estate	50,110	41,951	87,875	84,139
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	3,261	3,548	6,445	7,187
Impairment of operating properties and real estate equity investments	—	2	—	12,007
(Gain) on sale of property and interests in real estate equity investments	(46,701)	(31,970)	(155,739)	(47,718)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(1,219)	(1,950)	(3,582)	(1,950)
Provision (benefit) for income taxes (1)	322	378	483	(2,014)
Noncontrolling interests and other (2)	(85)	3,037	1,125	6,406
NAREIT FFO - Basic	83,977	78,848	161,720	152,735
Income attributable to operating partnership units	528	526	1,056	1,052
NAREIT FFO - Diluted	84,505	79,374	162,776	153,787
Adjustments for Core FFO:
Other impairment loss	—	12	—	3,029
Provision (benefit) for income taxes	—	—	—	(952)
Loss (gain) on extinguishment of debt including related swap activity	99	—	(3,458)	—
Lease terminations	(10,023)	—	(10,023)	—
Other	(240)	(162)	(240)	2,904
Core FFO - Diluted	$74,341	$79,224	$149,055	$158,768

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,505	127,788	127,714	127,700
Effect of dilutive securities:
Share options and awards	813	848	799	894
Operating partnership units	1,432	1,459	1,432	1,460
FFO weighted average number of common shares outstanding - Diluted	129,750	130,095	129,945	130,054

NAREIT FFO Per Common Share - Basic	$0.66	$0.62	$1.27	$1.20

NAREIT FFO Per Common Share - Diluted	$0.65	$0.61	$1.25	$1.18
Adjustments for Core FFO per common share:
Other impairment loss	—	—	—	0.02
Loss (gain) on extinguishment of debt including related swap activity	—	—	(0.02)	—
Lease terminations	(0.08)	—	(0.08)	—
Other	—	—	—	0.02
Core FFO Per Common Share - Diluted	$0.57	$0.61	$1.15	$1.22

(1) The applicable taxes related to gains and impairments of operating properties.
(2) Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.

Weingarten Realty Investors
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate and Net Debt to Core EBITDAre
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended December 31,
	2018	2017	2018	2017	2017
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$79,871	$69,193	$228,840	$105,589	$170,653
Interest expense, net (1)	17,017	20,473	31,689	41,555	18,921
Provision (benefit) for income taxes	684	747	1,467	(2,612)	2,018
Depreciation and amortization of real estate	50,421	42,157	88,516	84,606	40,986
Impairment loss on operating properties and real estate equity investments	—	26	—	15,012	245
Gain on sale of property (2)	(46,953)	(32,224)	(155,998)	(47,987)	(132,045)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (3)	3,319	2,923	5,807	7,804	397
Total EBITDAre	104,359	103,295	200,321	203,967	101,175
Adjustments for Core EBITDAre:
Storm damage costs	—	—	—	—	1,018
Recovery of pre-development costs	—	—	—	—	(949)
Severance costs	—	—	—	—	1,378
Lease terminations	(10,023)	—	(10,023)	—	—
Other	—	86	—	3,154	4
Total Core EBITDAre	$94,336	$103,381	$190,298	$207,121	$102,626

Net Debt to Core EBITDAre:
Debt	$1,827,181	$2,291,474	$1,827,181	$2,291,474	$2,081,152
Less: Cash and cash equivalents	(13,096)	(6,657)	(13,096)	(6,657)	(13,219)
Add: Proportional share of net debt of unconsolidated real estate joint ventures and partnerships	96,585	109,505	96,585	109,505	108,024
Total Net Debt	$1,910,670	$2,394,322	$1,910,670	$2,394,322	$2,175,957

Annualized Core EBITDAre	$377,344	$413,524	$380,596	$414,242	$410,504

Net Debt to Core EBITDAre	5.06	5.79	5.02	5.78	5.30

(1) Includes a $.001 million and $3.8 million gain on extinguishment of debt including related swap activity for the three and six months ended June 30, 2018, respectively.
(2) Includes a $.2 million gain on sale of non-operating assets for both the three and six months ended June 30, 2018 and 2017. Also includes a $.6 million gain on sale of non-operating assets for the three months ended December 31, 2017.
(3) Includes a $.1 million and $.3 million loss on extinguishment of debt for the three and six months ended June 30, 2018, respectively.

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Rentals, net
Base minimum rent, net	$95,581	$106,366	$192,846	$213,207
Straight line rent	1,531	1,147	2,851	2,770
Over/Under-market rentals, net	10,814	947	11,580	1,830
Percentage rent	961	1,047	1,686	1,787
Tenant reimbursements	29,633	33,456	58,286	64,187
Total	$138,520	$142,963	$267,249	$283,781

Other Revenues
Customer contract revenue	$2,510	$—	$5,062	$—
Outside fee income (1)	—	1,694	—	3,297
Miscellaneous revenue	839	632	1,591	1,380
Other rental revenues	144	411	431	905
Lease cancellation revenue	73	323	205	323
Total	$3,566	$3,060	$7,289	$5,905

Interest Expense, net
Interest paid or accrued	$17,896	$20,900	$36,985	$42,037
Gain on extinguishment of debt including related swap activity	(1)	—	(3,759)	—
Amortization of debt deferred costs	867	955	1,803	1,918
Over/Under-market mortgage adjustment of acquired properties, net	(82)	(302)	(237)	(497)
Gross interest expense	18,680	21,553	34,792	43,458
Capitalized interest	(1,663)	(1,080)	(3,103)	(1,903)
Total	$17,017	$20,473	$31,689	$41,555

Interest and Other Income/Expense
Deferred compensation investment income	$873	$1,205	$1,966	$2,881
Pension costs	99	(96)	(5)	(228)
Other	383	81	927	159
Total	$1,355	$1,190	$2,888	$2,812

Supplemental Analyst Information
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$4,916	$6,444	$11,152	$10,878
Intercompany fee income reclass	627	683	1,316	1,354
Other adjustments	(225)	303	(1,157)	515
Equity in earnings of real estate joint ventures and partnerships, net	$5,318	$7,430	$11,311	$12,747

Dividends
Common Dividends per Share	$0.395	$0.385	$0.790	$0.770

Common Dividends Paid as a % of Reported Funds from Operations - Basic	60.2%	62.7%	62.7%	64.7%

Common Dividends Paid as a % of Core Funds from Operations - Basic	68.5%	62.8%	68.5%	62.7%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.3%	4.4%	4.3%	4.8%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.12%	0.23%	0.25%

Net Operating Income Additional Disclosures

Minority Interests Share of Net Operating Income and Other Adjustments	$(1,577)	$(1,302)	$(2,819)	$(2,623)

Pro rata Share of Unconsolidated Joint Ventures
Revenues	12,549	13,903	25,776	27,427
Operating expense	(2,199)	(2,267)	(4,615)	(4,674)
Real estate taxes	(2,082)	(2,174)	(4,092)	(3,864)

Net Operating Income from Sold Properties	664	12,641	3,943	26,024
(1) Non-recurring outside fee income for the three and six months ended June 30, 2017 was $.06 million and $.11 million, respectively.
Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	June 30, 2018	December 31, 2017

Property
Land	$980,308	$1,068,022
Land held for development	66,062	69,205
Land under development	49,670	48,985
Buildings and improvements	3,108,691	3,232,074
Construction in-progress	122,279	80,573
Total	$4,327,010	$4,498,859

Straight Line Rent Receivable
	$62,499	$62,702

Other Assets, net
Notes receivable and mortgage bonds, net	$27,044	$27,063
Debt service guaranty asset	64,145	64,145
Non-qualified benefit plan assets	32,659	31,500
Out-of-market leases, net	20,287	26,834
Investments	10,346	11,695
Deferred income tax asset	6,817	7,587
Interest rate derivative	—	2,035
Unamortized debt costs, net	1,875	2,255
Other	42,174	11,499
Total	$205,347	$184,613

Other Liabilities, net
Deferred revenue	$8,787	$9,197
Non-qualified benefit plan liabilities	70,622	69,257
Deferred income tax payable	7,566	7,250
Out-of-market leases, net	61,399	77,722
Other	25,543	25,756
Total	$173,917	$189,182

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$39,210	$44,231
Above-market leases - Accumulated Amortization	(18,923)	(17,397)
In place leases (included in Unamortized Lease Costs, net)	200,792	224,201
In place leases - Accumulated Amortization	(96,547)	(96,202)
Total	$124,532	$154,833

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$87,759	$105,794
Below-market leases - Accumulated Amortization	(26,360)	(28,072)
Above-market assumed mortgages (included in Debt, net)	3,446	10,063
Above-market assumed mortgages - Accumulated Amortization	(1,496)	(6,081)
Total	$63,349	$81,704

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	June 30, 2018	December 31, 2017

Common Share Data
Closing Market Price	$30.81	$32.87

Capitalization
Debt	$1,827,181	$2,081,152
Common Shares at Market	3,945,960	4,222,053
Operating Partnership Units at Market	44,120	47,070
Total Market Capitalization (As reported)	$5,817,261	$6,350,275
Debt to Total Market Capitalization (As reported)	31.4%	32.8%
Debt to Total Market Capitalization (As reported at a constant share price of $32.87)	30.0%	32.8%
Debt to Total Market Capitalization (Pro rata)	32.1%	33.5%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	—	—
Outstanding Letters of Credit Under Revolving Facility	2,054	6,390
Unused Portion of Credit Facility	$497,946	$493,610

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	36.9%	40.7%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	7.5%	8.1%
Unencumbered Asset Test (Public)	Greater than 150%	299.0%	264.4%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	4.1x	3.9x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Guidance

2018 Guidance

	Previous Guidance	Q2 Revised Guidance

Net income attributable to common shareholders	$2.26 - $2.34	$2.52 - $2.60
Depreciation and amortization	1.20 - 1.22	1.33 - 1.35
(Gain) on sale of property and interests in RE equity investments	(1.19) - (1.25)	(1.50) - (1.56)
Noncontrolling interests	0.00 - 0.02	0.00 - 0.02
NAREIT FFO - Basic	2.27 - 2.33	2.35 - 2.41
Income attributable to operating partnership units	0.02 - 0.02	0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$2.29 - $2.35	$2.37 - $2.43
(Gain) on extinguishment of debt	(0.03) - (0.03)	(0.03) - (0.03)
Lease terminations		(0.08) - (0.08)
Other	0.01 - 0.01	0.01 - 0.01
Core FFO Per Common Share - Diluted	$2.27 - $2.33	$2.27 - $2.33

Portfolio Activity ($ in millions)
Acquisitions	$50 - $150	$25 - $75

Re / New Development	$125 - $175	$125 - $175

Dispositions	$250 - $450	$400 - $550

Operating Information
Same Property Net Operating Income with redevelopments	+2.5% to +3.5%	+2.5% to +3.5%

Same Property Net Operating Income without redevelopments	+2.0% to +3.0%	+2.0% to +3.0%

Denotes change to guidance

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended June 30, 2018	Six Months Ended June 30, 2018	Twelve Months Ended December 31, 2017
Acquisitions	$—	$1,250	$1,900
New Development	22,690	42,086	93,120
Redevelopment	11,723	18,521	30,436
Building and Site Improvements	5,942	9,697	24,354
Tenant Finish	7,256	14,957	23,808
External Leasing Commissions	1,805	2,432	4,357
Capital Expenditures	$49,416	$88,943	$177,975

Note:
Internal Leasing Fees are approximately $4.4 million for the six months ended June 30, 2018 and $9.6 million for the twelve months ended December 31, 2017, respectively.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Development and Redevelopment Projects
As of June 30, 2018
(at pro rata share, except multi-family units)
(in thousands, except percentages and multi-family units)

						Estimated Final
			WRI		Percentage	Costs	Total at	Estimated	Occupancy
	Property	Market	Own %	SF	Leased	Incurred to Date	Completion	ROI	Stabilized	Key Tenants / Description

Developments and Large Redevelopments Under Construction (1,2)
	The Whittaker	Seattle, WA	100%	Retail = 63 SF	94.8%	$27,738	$31,364		2H 18	Whole Foods

	West Alex	Alexandria, VA	100%	Retail = 100 SF	16.3%	101,905	196,623		2H 22	Harris Teeter
				Office = 23 SF
				Multifamily = 278 units

	Centro Arlington (3)	Arlington, VA	90%	Retail = 65 SF	14.2%	52,879	135,051		2H 20	Harris Teeter
				Multifamily = 366 units

	The Driscoll at River Oaks	Houston, TX	100%	Retail = 11 SF	0.0%	10,068	150,000		1H 22	30-Story Residential High-Rise and
				Multifamily = 318 units						11,000 SF Retail

					14.6%	$192,590	$513,038	5.5%

Redevelopments Under Construction (2)
	Sunset Point 19	Clearwater, FL	100%	142		$13,493	$23,090		2H 19	Sprouts, Bed Bath & Beyond, DSW
	Winter Park Corners	Orlando, FL	100%	43		2,309	12,082		1H 19	Sprouts and two new shop space buildings
	The Shoppes at Wilderness Oaks	San Antonio, TX	100%	20		335	7,295		2H 20	20,000 SF multi-tenant building, and pads.
	Rock Prairie Marketplace	College Station, TX	100%	28		4,380	6,056		1H 20	Valero, multi-tenant building, and pads
	Tomball Marketplace	Houston, TX	100%	27		3,387	5,367		1H 19	Three new shop space buildings
	All other redevelopments < $5 million (9 properties)			74		16,203	24,352		various

						$40,107	$78,242	8%-14%

	Developments and Large Redevelopments Under Construction completions
				YTD Completed	3Q'18E	4Q'18E	1Q'19E	2Q'19E	3Q'19E	Remaining Balance
	Completions ($)			—	$200 - $2,200	$100 - $3,100	$0 - $3,000	$0 - $3,000	$0 - $2,500	$427,500 - $432,500
	Weighted Return (%)			—	6.5% - 7.0%	6.5% - 7.0%	6.5% - 7.0%	6.5% - 7.0%	0.0% - 0.3%	5.3% - 5.9%
	Net Operating Income (Annualized)			—	$15 - $155	$5 - $215	$0 - $210	$0 - $210	$0 - $5	$22,800 - $25,650

	Cash NOI Developments and Large Redevelopments Under Construction (Current Quarter):						$528
	Cash NOI Redevelopments Under Construction (Current Quarter):						$814

(1)	Large redevelopment is defined where total incremental investment is over $50M.
(2)	Redevelopment is defined where GLA is added either through new construction or expansion of an existing space.
(3)	WRI will participate in the development of this mixed-use property. WRI will have a 90% equity interest in the property and is committed to fund an additional $79 million in imputed debt.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Land Held for Development
As of June 30, 2018
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
Highway 17 and Highway 210, Surf City, NC	100.0%	45.5
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	22.7
US 77 & FM 802, Brownsville, TX	100.0%	21.0
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	8.6
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	8.3
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	2.2
Total New Development Phased Projects		124.0	$18,624	$17,138
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	120.4
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	5.3
Shary Road and US Hwy. 83, Mission, TX	50.0%	4.0
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	25.8
Total Raw Land		283.5	$48,206	$36,073

Total Land Held For Development Properties		407.5	$66,830	$53,211

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $55.6 million of total investment at 100%, $42.6 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Acquisition and Disposition Summary
For the Period Ended June 30, 2018
(at pro rata share)
(in thousands, except percentages)

Center	City/State	Sq. Ft. at 100%	Date Acquired	Purchase Price	Yield (1)

Acquisitions
Roswell Corners Land	Roswell, GA	N/A	03/06/18

Total Acquisitions				$1,250	—%

			Date Sold	Sales Proceeds	Weighted Sales Cap (2)
Dispositions
1st Quarter
League City Plaza ROW	League City, TX	N/A	01/17/18
Moore Plaza	Corpus Christi, TX	371	01/18/18
Horne Street Market	Fort Worth, TX	10	01/18/18
Best in the West	Las Vegas, NV	428	02/09/18
Tates Creek Centre	Lexington, KY	196	02/09/18
Millpond Center	Lexington, KY	125	02/09/18
Auto Zone at Green Valley Ranch	Denver, CO	7	02/21/18
Paradise Marketplace	Las Vegas, NV	78	02/28/18
Palmilla Center	Avondale, AZ	104	03/07/18
Stoneridge Towne Centre* (3)	Moreno Valley, CA	20	03/16/18

2nd Quarter
Stoneridge Towne Centre* (3)	Moreno Valley, CA	15	04/26/18
Tropicana Marketplace	Las Vegas, NV	69	04/27/18
Braeswood Square	Houston, TX	99	04/27/18
Crestview Land	Houston, TX	N/A	05/15/18
Eastern Commons	Henderson, NV	66	05/23/18
Valley View Center	San Antonio, TX	91	05/30/18
Dallas Commons	Dallas, GA	25	06/08/18
Stoneridge Towne Centre* (3)	Moreno Valley, CA	7	06/22/18
Wake Forest Crossing II	Wake Forest, NC	15	06/27/18

Total 2018 YTD Dispositions				$345,041	7.3%

3rd Quarter
Surf City Crossing	Wilmington, NC	63	07/09/18
South Fulton Crossing Land	Union City, GA	N/A	07/10/18

Total Dispositions				$357,581	7.3%

(1) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
(2) Cap rates are based upon underwriting estimates and may be different than current returns.
(3) Partial sale
* Unconsolidated real estate joint venture activity

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	June 30, 2018	2nd Quarter Weighted Average Rate (1)	December 31, 2017	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$352,578	4.38%	$393,981	4.56%
3.375% Notes due 2022	298,850	3.38%	299,402	3.38%
3.5% Notes due 2023	298,936	3.50%	299,196	3.50%
4.45% Notes due 2024	245,597	4.45%	249,338	4.45%
3.85% Notes due 2025	239,161	3.85%	248,516	3.85%
3.25% Notes due 2026	248,234	3.25%	248,140	3.25%
Term Loan (2)	—		200,000	2.47%
Unsecured Notes Payable (MTN)	66,285	6.70%	66,285	6.70%
Revolving Credit Agreements (3)	—	3.14%	—	2.17%
Obligations under Capital Leases	21,000	8.00%	21,000	8.00%
Unamortized Loan Costs	(7,605)		(8,851)
Subtotal Consolidated Debt	1,763,036	3.95%	2,017,007	3.85%
Debt Service Guarantee Liability (4)	64,145		64,145
Total Consolidated Debt - As Reported	$1,827,181	3.95%	$2,081,152	3.85%

	As Reported
Weighted Average Interest Rates (1)
Three months ended 6/30/18	3.95%
Six months ended 6/30/18	3.91%
Three months ended 12/31/17	3.85%
Twelve months ended 12/31/17	3.80%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Term Loan was paid off in the second quarter and related swaps were terminated effective March 27, 2018.

(3)
Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears. The weighted average revolving interest rate with the facility fee was 4.95% in the fourth quarter 2017. We had no outstanding balances under our revolving credit agreements in the second quarter 2018.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Debt Information Additional Disclosure
(at pro rata share)
(in thousands, except percentages)

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (includes the effect of interest rate swaps)
As of June 30, 2018
Fixed-rate debt	$1,866,745	3.92%	99.1%	6.06
Variable-rate debt	17,788	3.44%	0.9%	0.09
Total	$1,884,533	3.91%	100.0%	6.00

As of December 31, 2017
Fixed-rate debt	$2,131,968	3.86%	99.2%
Variable-rate debt	17,889	2.43%	0.8%
Total	$2,149,857	3.83%	100.0%

Secured vs. Unsecured Debt
As of June 30, 2018
Secured Debt	$429,765	4.42%	22.8%	5.42
Unsecured Debt	1,454,768	3.75%	77.2%	6.17
Total	$1,884,533	3.91%	100.0%	6.00

As of December 31, 2017
Secured Debt	$482,395	4.54%	22.4%
Unsecured Debt	1,667,462	3.62%	77.6%
Total	$2,149,857	3.83%	100.0%

Additional Information	June 30,		December 31,
Reconciling items to pro rata debt	2018		2017
Noncontrolling Interests and Other Adjustments	$(39,433)		$(39,338)
WRI Share of Unconsolidated Joint Ventures	$96,785		$108,043

Weighted Average Interest Rates (1)
Three months ended 6/30/18		3.91%
Six months ended 6/30/18		3.88%
Three months ended 12/31/17		3.83%
Twelve months ended 12/31/17		3.78%

(1) Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Schedule of Maturities
As of June 30, 2018
(in thousands, except percentages)

	As Reported
	Maturities	Weighted Average Rate (2)
2018 remaining	$63,328	5.18%
2019	55,319	4.73%
2020	5,296	4.10%
2021	18,434	4.08%
2022	307,922	3.40%
2023	347,815	3.59%
2024	252,153	4.44%
2025	293,807	3.94%
2026	277,291	3.55%
2027	38,288	6.52%
Thereafter	93,024	4.23%
Subtotal	1,752,677

Revolving Credit Agreements	—	3.83%
Other (1)	74,504
Total	$1,827,181	3.91%

(1)
Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs. The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Weingarten Realty Investors
Schedule of Maturities Additional Disclosure
As of June 30, 2018
(at pro rata share)
(in thousands, except percentages)

	Maturities	Weighted Average Rate (2)	Floating Rate	Fixed Rate	Secured	Unsecured
2018 remaining	$65,139	5.23%	$17,788	$47,351	$55,569	$9,570
2019	58,814	4.82%		58,814	58,814	—
2020	49,577	4.27%		49,577	49,577	—
2021	53,193	4.06%		53,193	53,193	—
2022	308,176	3.40%		308,176	8,786	299,390
2023	312,823	3.53%		312,823	13,153	299,670
2024	253,305	4.44%		253,305	7,105	246,200
2025	294,958	3.95%		294,958	38,483	256,475
2026	278,182	3.56%		278,182	21,182	257,000
2027	42,213	6.33%		42,213	8,468	33,745
Thereafter	93,730	4.21%		93,730	93,730
Subtotal	1,810,110		17,788	1,792,322	408,060	1,402,050

Revolving Credit Agreements	—	3.83%	—			—
Other (1)	74,423			74,423	21,705	52,718
Total	$1,884,533	3.88%	$17,788	$1,866,745	$429,765	$1,454,768

(1)	Other includes capital leases, fair value adjustments, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information at 100%
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Condensed Statements of Income	2018	2017	2018	2017

Revenues:
Base minimum rent, net	$23,149	$25,250	$47,763	$50,432
Straight line rent	343	(404)	722	(348)
Over/Under-market rentals, net	95	44	204	169
Percentage rent	32	88	130	240
Tenant reimbursements	8,306	8,639	16,268	16,541
Other revenues	885	2,444	1,609	3,765
Total	32,810	36,061	66,696	70,799

Expenses:
Depreciation and amortization	8,196	8,791	16,239	17,804
Interest, net	2,980	3,110	6,504	6,077
Operating	5,645	5,810	12,073	11,928
Real estate taxes, net	5,191	5,451	10,133	9,719
General and administrative	95	294	320	662
Provision for income taxes	37	40	73	47
Total	22,144	23,496	45,342	46,237

Gain on dispositions	1,906	3,896	5,439	3,896

Net income	$12,572	$16,461	$26,793	$28,458

Condensed Balance Sheets
			June 30, 2018	December 31, 2017

ASSETS

Property			$1,255,497	$1,241,004
Accumulated depreciation			(295,922)	(285,033)
Property, net			959,575	955,971

Other assets, net			111,596	115,743

Total			$1,071,171	$1,071,714

LIABILITIES AND EQUITY

Debt, net			$280,600	$298,124
Amounts payable to Weingarten Realty Investors and Affiliates			11,422	12,017
Other liabilities, net			25,388	24,759
Total			317,410	334,900

Equity			753,761	736,814

Total			$1,071,171	$1,071,714

Note:
The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information
(at pro rata share)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Condensed Statements of Income	2018	2017	2018	2017
Revenues:
Base minimum rent, net	$8,647	$9,944	$18,273	$19,893
Straight line rent	126	(117)	205	(142)
Over/Under-market rentals, net	12	(23)	33	(4)
Percentage rent	8	31	41	102
Tenant reimbursements	3,289	3,516	6,373	6,680
Other revenues	467	552	851	898
Total	12,549	13,903	25,776	27,427

Expenses:
Depreciation and amortization	3,261	3,548	6,445	7,187
Interest, net	1,259	1,308	2,909	2,549
Operating	2,199	2,267	4,615	4,674
Real estate taxes, net	2,082	2,174	4,092	3,864
General and administrative	33	95	110	207
Provision for income taxes	18	17	35	18
Total	8,852	9,409	18,206	18,499

Gain on dispositions	1,219	1,950	3,582	1,950

Net income	$4,916	$6,444	$11,152	$10,878

Condensed Balance Sheets
			June 30, 2018	December 31, 2017

ASSETS

Property			$501,476	$491,105
Accumulated depreciation			(109,761)	(106,299)
Property, net			391,715	384,806

Notes receivable from real estate joint ventures and partnerships			4,033	4,161
Unamortized lease costs, net			12,729	13,954
Accrued rent, accrued customer contracts and accounts receivable (net of allowance for doubtful accounts of $806 in 2018 and $285 in 2017)			8,564	10,814
Cash and cash equivalents			15,336	16,775
Restricted deposits and mortgage escrows			617	—
Out-of-market leases, net			918	1,074
Other assets, net			2,567	1,947
Total			$436,479	$433,531

LIABILITIES AND EQUITY

Debt, net			$96,585	$108,024
Amounts payable to Weingarten Realty Investors and Affiliates			4,914	5,154
Accounts payable and accrued expenses			6,693	6,403
Deferred revenue			976	939
Out-of-market leases, net			2,822	3,236
Other liabilities, net			290	337
Total			112,280	124,093

Equity			324,199	309,438

Total			$436,479	$433,531
Notes:
The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%
June 30, 2018
(in thousands, except number of properties)

Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$125,100	$—
Collins	8	1,163	115,866	16,884
AEW - Institutional Client	5	437	101,699	—
BIT Retail	3	721	137,827	—
Jamestown	6	1,216	149,514	169,426
Fidelis Realty Partners	1	491	123,725	72,369
Sleiman Enterprises	2	178	17,044	13,075
Bouwinvest	3	359	166,639	—
Other	5	803	133,757	8,846

Total	35	5,799	$1,071,171	$280,600

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information at 100%
As of June 30, 2018
(in thousands, except number of properties, percentages and term)

Balance Summary

Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Collins	2	$17,097	6.2%	6.7
Jamestown	6	170,000	2.7%	3.2
Fidelis Realty Partners	1	72,450	4.3%	2.4
Sleiman Enterprises	2	13,152	4.1%	7.9
Other	1	8,691	6.3%	2.2

Total	12	$281,390	3.5%	4.4

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2018 remaining	$3,778	4.7%
2019	7,378	4.7%
2020	77,318	4.7%
2021	173,015	3.6%
2022	2,069	5.3%
2023	2,182	5.2%
2024	2,303	5.2%
2025	2,302	5.2%
2026	1,781	5.1%
2027	7,851	5.3%
Thereafter	1,413	6.4%
Total	$281,390

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure
As of June 30, 2018
(at pro rata share)
(in thousands, except percentages)

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2018 remaining	$2,145	4.7%
2019	4,184	4.7%
2020	45,000	4.6%
2021	35,507	4.1%
2022	1,034	5.3%
2023	1,091	5.2%
2024	1,151	5.2%
2025	1,151	5.2%
2026	890	5.1%
2027	3,926	5.3%
Thereafter	706	6.4%
Total	$96,785

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Notes:
All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of June 30, 2018
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa1	22	$9,966	2.42%	1,230	4.99%
2	TJX Companies, Inc.	A+/A2	37	9,697	2.35%	951	3.86%
3	Ross Stores, Inc.	A-/A3	32	8,442	2.05%	691	2.81%
4	Whole Foods Market, Inc.	A+/Baa1	8	7,294	1.77%	347	1.41%
5	H-E-B	N/A/N/A	8	7,171	1.74%	540	2.19%
6	Petsmart, Inc.	CCC/Caa1	21	6,631	1.61%	388	1.57%
7	Albertsons	N/A/N/A	14	5,484	1.33%	637	2.59%
8	Bed Bath & Beyond, Inc.	BBB-/Baa2	17	5,287	1.28%	413	1.68%
9	24 Hour Fitness Inc.	B/B2	7	4,912	1.19%	197	0.80%
10	Home Depot, Inc.	A/A2	4	4,700	1.14%	435	1.77%
11	Office Depot, Inc.	B/B1	20	4,428	1.07%	363	1.48%
12	Dollar Tree Stores, Inc.	BBB-/Baa3	35	3,937	0.95%	351	1.42%
13	Best Buy, Inc.	BBB/Baa1	8	3,908	0.95%	239	0.97%
14	Petco Animal Supplies, Inc.	CCC+/B3	16	3,384	0.82%	180	0.73%
15	Hobby Lobby Stores, Inc.	N/A/N/A	7	3,291	0.80%	368	1.49%
16	Dick's Sporting Goods	N/A/N/A	5	3,182	0.77%	171	0.69%
17	Walmart Stores, Inc.	AA/Aa2	6	3,035	0.74%	453	1.84%
18	Barnes & Noble Inc.	N/A/N/A	6	2,592	0.63%	153	0.62%
19	Starbucks Corporation	BBB+/Baa1	38	2,538	0.62%	60	0.25%
20	Gap, Inc.	BB+/Baa2	8	2,431	0.59%	118	0.48%
21	Ascena Retail Group	B/Ba3	20	2,389	0.58%	103	0.42%
22	Michaels Stores, Inc.	N/A/Ba2	11	2,377	0.58%	193	0.78%
23	Nordstrom Rack	BBB+/Baa1	4	2,366	0.57%	90	0.36%
24	Party City	B+/Ba3	15	2,356	0.57%	155	0.63%
25	JPMorgan Chase Bank	A+/Aa3	19	2,305	0.55%	71	0.30%

	Grand Total		388	$114,103	27.67%	8,897	36.13%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (9), Harris Teeter (6), Fry's Food (3), King Soopers (2), Ralph's (1), Smith's Food (1)
	TJX Companies, Inc.	Marshalls (16), T.J. Maxx (14), Home Goods (7)
	Ross Stores, Inc.	Ross Dress for Less (29), dd's Discounts (3)
	Albertsons	Safeway (6), Randall's (4), Albertsons (2), Von's (2)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (9), Cost Plus (6), buybuy BABY (2)
	Office Depot, Inc.	Office Depot (12), Office Max (8)
	Dollar Tree Stores, Inc.	Dollar Tree (31), Family Dollar (4)
	Dick's Sporting Goods	Dick's Sporting Goods (3), Golf Galaxy (2)
	Walmart Stores, Inc.	Walmart Neighborhood Market (3), Walmart (2), Walmart Supercenter (1)
	Gap, Inc.	Old Navy (7), Gap (1)
	Ascena Retail Group	Lane Bryant (8), Dressbarn (6), Justice (2), AnnTaylor (1), Catherines (1), Lane Bryant/Cacique (1), Loft (1)
	Michaels Stores, Inc.	Michaels (9), Aaron Brothers (2)

(2)	Target owns and occupies 23 units not included above.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended June 30, 2018				187	791	$19.53	$17.73	$8.69	10.2%
	Quarter Ended March 31, 2018				216	986	18.14	17.16	4.92	5.8%
	Quarter Ended December 31, 2017				215	681	20.90	19.26	5.77	8.6%
	Quarter Ended September 30, 2017				192	720	20.55	17.63	11.10	16.6%
	Rolling 12 months				810	3,178	$19.62	$17.86	$7.44	9.9%

	New Leases
	Quarter Ended June 30, 2018				56	152	$24.08	$19.83	$45.09	21.4%	7.2
	Quarter Ended March 31, 2018				47	120	24.87	23.70	39.86	4.9%	7.6
	Quarter Ended December 31, 2017				56	107	31.37	26.76	36.74	17.2%	6.3
	Quarter Ended September 30, 2017				42	195	21.00	16.22	40.89	29.5%	8.4
	Rolling 12 months				201	574	$24.56	$20.70	$41.02	18.6%	7.5

	Renewals
	Quarter Ended June 30, 2018				131	639	$18.45	$17.22	$—	7.1%
	Quarter Ended March 31, 2018				169	866	17.21	16.25	0.07	5.9%
	Quarter Ended December 31, 2017				159	574	18.95	17.86	—	6.1%
	Quarter Ended September 30, 2017				150	525	20.39	18.15	—	12.3%
	Rolling 12 months				609	2,604	$18.54	$17.23	$0.02	7.6%

	Comparable & Non-Comparable:
	Quarter Ended June 30, 2018				210	874
	Quarter Ended March 31, 2018				244	1,088
	Quarter Ended December 31, 2017				247	768
	Quarter Ended September 30, 2017				229	888
	Rolling 12 months				930	3,618

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	56	0%	$14.36	0%	116	2%	$25.03	1%	172	1%	$21.58	1%
2018	169	1%	12.28	1%	382	5%	28.96	5%	551	2%	23.84	3%
2019	1,648	11%	11.28	10%	1,190	16%	27.93	15%	2,838	13%	18.27	13%
2020	1,947	13%	12.20	13%	1,219	16%	28.61	16%	3,166	14%	18.52	15%
2021	1,827	13%	10.73	11%	1,337	18%	27.97	17%	3,164	14%	18.02	14%
2022	2,094	14%	13.26	15%	1,053	14%	29.28	14%	3,147	14%	18.62	15%
2023 - 2028	5,867	40%	12.78	42%	2,194	29%	28.86	29%	8,061	36%	17.16	35%

(1)	Reflects in-place leases as of June 30, 2018.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Signed Basis
Anchor (1)	97.3%	97.5%	97.3%	97.7%	96.9%
Non-Anchor	90.3%	90.4%	90.5%	90.4%	90.7%
Total Retail	94.7%	94.9%	94.8%	95.0%	94.6%
Other	85.3%	86.8%	88.4%	84.6%	84.7%
Total Signed	94.6%	94.8%	94.8%	94.8%	94.5%

Commenced Basis
Anchor (1)	95.4%	95.0%	94.7%	95.0%	94.2%
Non-Anchor	87.0%	87.2%	87.4%	87.7%	87.9%
Total Retail	92.3%	92.1%	92.0%	92.3%	91.9%
Other	85.3%	85.9%	82.7%	84.3%	84.5%
Total Commenced	92.2%	92.0%	91.9%	92.2%	91.8%

Same Property (2)
Signed Basis	95.3%	95.5%	95.4%	95.5%	95.5%
Commenced Basis	93.3%	93.0%	93.0%	93.3%	93.0%

Average Base Rents (3)

	Quarter Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Commenced Basis
Anchor (1)	$13.38	$13.29	$13.23	$13.13	$12.94
Non-Anchor	28.60	28.33	28.09	27.87	27.49
Total	$18.97	$18.90	$18.69	$18.58	$18.37

Same Property Net Operating Income Growth (4)

	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017	% Change	2018	2017	% Change
Revenue
Minimum Rent (6)	$98,831	$96,695	2.2%	$197,201	$193,029	2.2%
Bad Debt (net of recoveries)	57	(92)	-162.0%	230	(624)	-136.9%
Percentage Rent	840	877	-4.2%	1,581	1,643	-3.8%
Tenant Reimbursements	30,746	28,564	7.6%	60,123	56,020	7.3%
Other (6)	1,174	2,261	-48.1%	2,788	4,379	-36.3%
	131,648	128,305	2.6%	261,923	254,447	2.9%
Expenses
Property Operating Expenses	21,359	21,158	0.9%	41,881	41,364	1.2%
Real Estate Taxes	18,155	17,412	4.3%	36,136	33,386	8.2%
	39,514	38,570	2.4%	78,017	74,750	4.4%
SPNOI	92,134	89,735	2.7%	183,906	179,697	2.3%

Redevelopment NOI (5)	6,951	6,324	9.9%	14,084	13,017	8.2%

SPNOI (Excl. Redevelopment)	$85,183	$83,411	2.1%	$169,822	$166,680	1.9%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments refer to Page 13.

(6)	Prior year amounts have been reclassified between Minimum Rent and Other to reflect current year presentation.
Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population
as of June 30, 2018
(at pro rata share)
(in thousands, except percentages and # of units)

CBSA		Property	Owned	% of	Occupancy
Rank	CBSA	Count	GLA	ABR (1)%

2	Los Angeles-Long Beach-Anaheim, CA	4	699	4.5%	98.2%
4	Dallas-Fort Worth-Arlington, TX	2	425	1.6%	85.8%
5	Houston-The Woodlands-Sugar Land, TX	34	3,651	15.0%	94.5%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	332	2.7%	100.0%
8	Miami-Fort Lauderdale-West Palm Beach, FL	13	2,027	9.1%	94.0%
9	Atlanta-Sandy Springs-Roswell, GA	11	1,438	5.3%	98.1%
11	Phoenix-Mesa-Scottsdale, AZ	15	1,397	5.6%	94.2%
12	San Francisco-Oakland-Hayward, CA	3	442	2.8%	98.3%
13	Riverside-San Bernardino-Ontario, CA	5	907	4.4%	95.5%
15	Seattle-Tacoma-Bellevue, WA	6	219	1.2%	99.0%
17	San Diego-Carlsbad, CA	3	286	1.8%	97.1%
18	Tampa-St. Petersburg-Clearwater, FL	4	900	3.5%	97.8%
19	Denver-Aurora-Lakewood, CO	7	1,093	4.3%	92.5%
21	Baltimore-Columbia-Towson, MD	1	131	0.9%	100.0%
22	Charlotte-Concord-Gastonia, NC-SC	1	117	0.4%	77.5%
23	Orlando-Kissimmee-Sanford, FL	7	1,347	5.9%	99.0%
24	San Antonio-New Braunfels, TX	3	484	1.1%	96.9%
25	Portland-Vancouver-Hillsboro, OR-WA	3	120	0.3%	49.5%
27	Sacramento--Roseville--Arden-Arcade, CA	2	348	0.8%	90.1%
29	Las Vegas-Henderson-Paradise, NV	7	1,287	4.9%	96.3%
32	Austin-Round Rock, TX	1	351	1.6%	98.8%
36	San Jose-Sunnyvale-Santa Clara, CA	2	304	1.5%	71.1%
	Top 40 CBSA's Ranked by Population	138	18,305	79.2%	94.8%
	All other CBSA's Ranked by Population	52	6,322	20.8%	94.1%
	Grand Total	190	24,627	100.0%	94.6%

	(1) ABR includes ground leases

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of June 30, 2018

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	20	2,027,695	93,341	1,191,034	3,312,070
Arkansas	1	180,200	—	—	180,200
California	23	3,609,260	38,656	955,895	4,603,811
Colorado	7	1,092,807	180,478	980,429	2,253,714
Florida	29	4,729,239	1,605,810	1,100,811	7,435,860
Georgia	12	1,440,916	137,068	827,160	2,405,144
Kentucky	2	311,479	—	95,454	406,933
Maryland	2	212,111	—	—	212,111
Nevada	7	1,286,552	—	1,156,173	2,442,725
New Mexico	1	118,521	—	27,330	145,851
North Carolina	13	1,737,442	—	293,952	2,031,394
Oregon	3	119,871	90,776	66,276	276,923
Tennessee	4	507,878	—	154,340	662,218
Texas	56	6,601,812	2,056,499	2,209,715	10,868,026
Utah	1	182,099	—	122,800	304,899
Virginia	3	250,811	—	—	250,811
Washington	6	218,660	325,254	65,571	609,485
Total	190	24,627,353	4,527,882	9,246,940	38,402,175

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
(5) Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Property Listing
As of June 30, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	15.20	91.9%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.23	95.4%	Fry’s Supermarket	Office Max
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	22.96	92.4%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.22	90.6%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	30.35	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	24.86	85.1%	(Safeway)
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		19,279	19,279	N/A	92.1%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	15.59	96.5%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	28.42	88.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		75,213	205,013	17.66	94.9%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,093	155,093	19.05	97.2%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	35.30	97.5%		Olive & Ivy, P.F. Chang's, David's Bridal, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,713	60,713	19.27	100.0%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,151	322,992	17.58	97.5%	Safeway	(Target), CVS, OfficeMax, PetSmart
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	110,138	12.46	92.1%		Hobby Lobby, Dollar Tree
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	20.51	95.0%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.69	98.1%	Safeway	Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	18.46	98.2%	Sprouts Farmers Market	Kohl's, HomeGoods
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,150	343,278	25.63	98.7%		(Home Depot), (Nordstrom Rack), Jo Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	17.77	84.3%		(CVS Drug)
Arizona Total:	# of Properties:	20			2,027,695	3,312,070	19.06	95.0%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	11.25	98.3%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	11.25	98.3%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,775	169,775	43.89	100.0%	Trader Joe's	CVS, Crunch, AMC Theaters, CB2
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.40	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	44.63	86.8%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	19.71	98.1%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,913	310,913	21.76	99.1%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	20.29	97.2%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5

Weingarten Realty Investors
Property Listing
As of June 30, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Jess Ranch Marketplace Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	21.11	96.3%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	17.61	97.1%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside-San Bernardino-Ontario, CA		67.0%	(1)(3)	78,484	412,484	18.71	71.6%	(Super Target)	(Kohl's), Best Buy
Prospector's Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,910	252,524	18.91	91.2%	SaveMart	Kmart, CVS, Ross Dress for Less
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	12.99	87.5%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	28.72	99.0%		T.J. Maxx, Staples, Dollar Tree, BevMo
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,160	134,420	19.60	96.0%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	34.91	94.1%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	30.89	100.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,689	352,778	24.40	98.1%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		147,095	236,864	24.47	97.3%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,925	170,925	23.56	55.2%		Beverages & More, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		132,925	202,820	40.74	91.5%	Sprouts Farmers Market	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.69	97.3%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	15.86	98.3%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	21.99	98.3%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	21.45	99.2%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	23			3,609,260	4,603,811	23.16	94.4%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,478	542,956	16.84	83.3%	(Super Target)	Barnes & Noble, Ross Dress For Less, PetSmart, Michael's, Conn's
Cherry Creek Retail Center	Denver-Aurora-Lakewood, CO		100.0%		78,148	272,658	28.32	100.0%	(Super Target)	PetSmart, Bed Bath & Beyond
CityCenter Englewood	Denver-Aurora-Lakewood, CO		100.0%		217,255	307,255	16.89	80.6%		(Walmart), Ross Dress for Less, Petco, Office Depot, 24 Hour Fitness
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,080	109,080	17.80	98.6%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.53	100.0%	King Sooper's	Ace Hardware, (Target)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		75,017	127,717	29.30	100.0%	(Safeway)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		288,276	623,500	15.85	97.1%		(Target), (Costco), Regal Cinema, Michaels, Conn's, PetSmart
Colorado Total:	# of Properties:	7			1,092,807	2,253,714	18.16	92.5%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,461	306,461	11.48	96.6%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	46,184	188,378	13.10	98.1%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	14.81	100.0%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	17.05	96.5%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,423	117,423	23.39	94.0%	Aroma Market & Catering	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		398,961	404,942	13.61	91.9%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	142,751	14.80	93.6%	Ideal Food Basket	Tuesday Morning, Dollar Tree

Weingarten Realty Investors
Property Listing
As of June 30, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,841	19.30	97.9%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	74,609	416,769	19.64	98.7%	Publix	Target, Chewy.com
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,681	236,433	19.10	95.1%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	60,684	323,677	15.50	98.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		99,029	99,029	17.91	89.9%	Publix	CVS, Dollar Tree
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,562	17.86	99.0%	Publix	CVS
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		657,656	657,656	23.40	95.1%	Publix	Kohl's, Marshalls, HomeGoods, Dick's Sporting Goods, Toys R Us, 24 Hour Fitness, Nordstrom Rack, CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	17.61	92.8%	Fresco Y Mas	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	16.94	95.8%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		121,354	143,854	28.61	91.7%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	138,571	354,418	18.08	96.7%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		497,693	497,693	15.74	100.0%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Marketplace at Seminole Towne	Orlando-Kissimmee-Sanford, FL		100.0%		315,040	496,953	16.43	100.0%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Petco
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	29.42	98.6%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		101,611	101,611	12.77	97.3%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,374	326,870	25.08	99.5%	Publix	Stein Mart, HomeGoods, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		83,161	83,161	30.20	94.9%	Sprouts Farmers Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,019	269,449	16.74	98.9%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,958	245,958	15.04	97.2%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,430	14.16	98.6%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		377,019	610,106	18.62	98.4%	(Safeway)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		256,321	256,321	15.53	97.5%	Sprouts Farmers Market	Bed Bath & Beyond, Barnes & Noble, Old Navy, Hobby Lobby, Cost Plus World Market
Florida Total:	# of Properties:	29			4,729,239	7,435,860	18.10	96.4%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		199,594	397,295	19.19	100.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.44	68.3%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	15.36	99.2%		DSW, LA Fitness, Shopper's World, American Signature
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,581	76,581	15.60	100.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	16.43	94.1%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,930	14.76	100.0%		buybuy BABY, Ross Dress for Less, Party City
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		381,738	381,738	20.21	99.2%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,205	17.16	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		45,758	115,983	27.88	100.0%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		136,496	318,261	20.21	99.0%	(Super Target), Fresh Market	T.J. Maxx

Weingarten Realty Investors
Property Listing
As of June 30, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,759	201,759	16.23	97.6%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	12			1,440,916	2,405,144	17.88	98.1%
Kentucky
Regency Centre	Lexington-Fayette, KY		100.0%		142,782	188,826	15.05	95.3%	(Kroger)	T.J. Maxx, Michaels
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	14.64	94.6%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	2			311,479	406,933	14.82	95.0%
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%		131,270	131,270	28.50	100.0%	MOM's Organic Market	T.J. Maxx, DSW, Petco
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	61.17	100.0%		Pier 1, DXL Mens Apparel
Maryland Total:	# of Properties:	2			212,111	212,111	41.20	100.0%
Nevada
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	18.10	98.8%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	13.09	95.1%	El Super	Factory 2 U, CVS
Decatur 215	Las Vegas-Henderson-Paradise, NV		100.0%		126,678	353,720	17.01	100.0%	(WinCo Foods)	(Target), Hobby Lobby, Ross Dress for Less
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	12.50	87.6%	La Bonita Grocery	(Ross Dress for Less)
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	13.71	100.0%	Smith’s Food
Tropicana Beltway Center	Las Vegas-Henderson-Paradise, NV		100.0%		246,483	617,821	18.72	100.0%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, 99 Cents Only
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		211,755	598,213	18.05	90.3%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Smart & Final
Nevada Total:	# of Properties:	7			1,286,552	2,442,725	16.51	96.3%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		118,521	145,851	22.79	96.3%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			118,521	145,851	22.79	96.3%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	19.44	77.5%	(Walmart Supercenter)
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	19.43	96.2%	Whole Foods Market
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,371	81,371	28.01	99.9%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	18.17	91.9%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.26	96.6%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	18.79	100.0%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		90,155	90,155	16.73	49.6%
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	19.33	99.0%	Harris Teeter	Rite Aid
Northwoods Shopping Center	Raleigh, NC		100.0%		77,803	77,803	12.33	98.2%	Walmart Neighborhood Market	Dollar Tree

Weingarten Realty Investors
Property Listing
As of June 30, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Six Forks Shopping Center	Raleigh, NC		100.0%		468,414	468,414	11.66	99.9%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	14.78	92.0%	Harris Teeter	Stein Mart, Rite Aid
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	22.27	91.2%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		108,249	108,249	23.13	90.7%	Harris Teeter
North Carolina Total:	# of Properties:	13			1,737,442	2,031,394	15.50	93.0%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,226	18.80	94.3%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	25.26	38.5%
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,923	23.82	49.5%
Tennessee
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	12.14	100.0%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		176,484	314,224	25.69	87.2%		(Target), Best Buy, PetSmart
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		228,796	245,396	10.96	93.6%	Kroger	Stein Mart, Marshalls, HomeGoods
Tennessee Total:	# of Properties:	4			507,878	662,218	15.51	92.7%
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	17.30	98.8%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	281,255	18.10	92.7%		(Target), (Toys “R” Us), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		28,000	145,000	N/A	N/A		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%		18,163	18,163	N/A	39.8%
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		352,150	462,150	16.47	88.6%	Sprouts Farmers Market	PetSmart, T.J. Maxx, (Home Depot), buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,667	363,335	20.22	72.0%		Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,871	132,473	9.26	100.0%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-The Woodlands-Sugar Land, TX		100.0%		133,997	133,997	N/A	75.9%		State of Texas
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	21.67	89.8%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		237,195	237,195	17.89	87.1%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	33.82	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	16.83	98.8%	99 Ranch Market
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,678	84,520	12.36	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX		100.0%		186,721	283,381	10.20	97.6%	Kroger	Babies “R” Us

Weingarten Realty Investors
Property Listing
As of June 30, 2018

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Galveston Place	Houston-The Woodlands-Sugar Land, TX	100.0%		210,370	210,370	11.76	97.3%	Randall’s	Office Depot, Palais Royal, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,014	80,093	8.94	89.6%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	14,016	93,440	20.59	88.2%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		71,277	71,277	9.85	100.0%	Kroger	Goodwill
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	25,740	171,600	12.93	97.5%	Sellers Bros.	Famsa, Fallas Paredes, Harbor Freight Tools
League City Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,420	129,467	12.10	88.1%		Spec’s
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		84,084	84,084	25.14	64.7%
Northbrook Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		174,181	174,181	16.26	90.3%	Randall’s	Office Depot, Dollar Tree
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		157,669	157,669	18.49	96.7%	Kroger	Ross Dress for Less, Dollar Tree, PetSmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,397	126,397	18.40	98.1%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,657	92,657	28.93	100.0%		Best Buy, Cost Plus
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	14.68	100.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX	100.0%		229,633	229,633	38.66	90.0%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		185,974	185,974	19.66	93.1%		Gulf Coast Veterinary Specialists
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	55,460	35.63	100.0%		(Toys R Us), Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	172,873	277,603	14.87	99.5%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,453	11.78	94.4%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		21,605	21,605	9.79	100.0%		Spec’s
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX	100.0%		183,940	183,940	36.93	99.0%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		153,999	311,820	19.54	95.6%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,341	490,634	24.71	99.4%	H-E-B	PetSmart, Babies “R” Us, Academy, Nordstrom Rack
West Gray	Houston-The Woodlands-Sugar Land, TX	100.0%		37,278	37,278	26.32	71.1%		Pier 1
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		221,601	350,320	17.34	100.0%	Whole Foods Market	(Target), Ross Dress for Less, Palais Royal, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		130,851	130,851	19.04	98.5%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	14.28	99.4%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		243,596	485,463	15.68	97.5%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	16.90	99.1%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	143,976	500,084	12.93	96.8%		(Target), Dick's Sporting Goods, Conn's, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	20,342	244,603	23.44	65.8%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	53,956	301,174	18.41	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
North Sharyland Crossing	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)(4)	1,788	3,576	N/A	100.0%
Northcross	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	37,644	75,288	19.24	89.4%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	177,908	487,725	15.69	95.0%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less

Weingarten Realty Investors
Property Listing
As of June 30, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
South 10th St. HEB	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	51,851	103,702	13.64	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		264,720	569,881	12.77	88.3%		(Target), Hobby Lobby, Ross Dress for Less, Marshalls, PetSmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,347	176,694	14.36	98.0%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		405,370	485,370	16.91	96.7%	(H-E-B)	Act III Theatres, Marshalls, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,807	11.70	93.8%	H-E-B	Bealls, Tuesday Morning
Texas Total:	# of Properties:	56			6,601,812	10,868,026	18.06	94.1%
Utah
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.78	63.9%	Albertsons	(Target), Petco
Utah Total:	# of Properties:	1			182,099	304,899	12.78	63.9%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	34.10	100.0%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1	100.0%		250,811	250,811	34.10	100.0%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,366	87,014	37.82	100.0%	Whole Foods
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,236	17.50	97.2%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,384	30.66	97.7%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,735	20.33	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.76	98.9%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			166,554	557,379	28.42	99.0%
Total Operating Properties	# of Properties:	187			24,575,247	38,350,069	18.97	94.6%

Weingarten Realty Investors
Property Listing
As of June 30, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
New Development
Virginia
Centro Arlington	Washington-Arlington-Alexandria, DC-VA-MD-WV		90.0%	(1)(2)(3)	—	—			Harris Teeter
West Alex	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	—	—			Harris Teeter
Virginia Total:	# of Properties:	2			—	—
Washington
The Whittaker	Seattle-Tacoma-Bellevue, WA		100.0%	(2)	52,106	52,106
Washington Total:	# of Properties:	1			52,106	52,106

Total New Developments	# of Properties:	3			52,106	52,106
Operating & New Development Properties	# of Properties:	190			24,627,353	38,402,175
Unimproved Land
Arizona
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						422,532
Colorado
Highway 85 and Highway 285, Sheridan						377,491
Colorado Total:						377,491
Florida
SR 207 at Rolling Hills Dr., St. Augustine						228,254
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
Florida Total:						520,542
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						3,554,496
Georgia Total:						3,554,496
North Carolina
Highway 17 and Highway 210, Surf City						1,983,287
Capital Blvd & Stadium Drive, Wake Forest						233,369
U.S. Highway 1 at Caveness Farms Rd., Wake Forest						992,123
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland						362,419
North Carolina Total:						3,571,198
Texas
9th Ave. at 25th St., Port Arthur						243,065
Culebra Road and Westwood Loop, San Antonio						60,984
East Orem, Houston						121,968

Weingarten Realty Investors
Property Listing
As of June 30, 2018

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
FM 1957 (Potranco Road) and FM 211, San Antonio					5,245,321
FM 2920 and Highway 249, Tomball					95,832
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Highway 3 at Highway 1765, Texas City					200,812
Leslie Rd. at Bandera Rd., Helotes					74,052
Nolana Ave. and 29th St., McAllen					163,350
Northwest Freeway at Gessner, Houston					43,396
Rock Prairie Rd. at Hwy. 6, College Station					229,561
SH 151 and Ingram Rd., San Antonio					252,692
Shary Rd. at North Hwy. 83, Mission					172,498
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
West Little York at Interstate 45, Houston					161,172
Texas Total:					9,306,699
Total Unimproved Land					17,752,958

Other Topics of Interest

Weingarten Realty Investors
Share and Bond Repurchase Program Inception-To-Date
as of June 30, 2018
(in thousands, except share prices)

Share Repurchase Program

	# of Shares	Avg. Share Price	Gross Purchase

Q1 2018	296	$27.37	$8,099
Q2 2018	388	26.90	10,445
YTD 2018	684	$27.10	$18,544

Bond Repurchase Program

	Period	Principal Amount

3.85% Notes due 6/1/2025	Q1	$9,437
4.45% Notes due 1/15/2024	Q1	3,940
3.375% Notes due 10/15/2022	Q1	301
Total Q1 2018		$13,678

3.375% Notes due 10/15/2022	Q2	$310
3.5% Notes due 4/15/2023	Q2	330
Total Q2 2018		$640

Total YTD 2018		$14,318

Weingarten Realty Investors
Revenue Classification Changes Impact
(in thousands)

	Three Months Ended				Six Months Ended		For the Year Ended
	June 30, 2018	June 30, 2017	September 30, 2017	December 31, 2017	June 30, 2018	June 30, 2017	December 31, 2017

Financial Statement Impact of Revenue Classification Changes

Rental Revenues:
BMR	$(1,053)	$(1,161)	$(1,337)	$(1,362)	$(2,073)	$(2,297)	$(4,996)
Other rental income	(68)	(58)	(74)	(72)	(136)	(132)	(278)

Other
Customer contract revenues	2,510	2,707	2,712	3,103	5,062	5,307	11,122
Property management fee income	(1,691)	(1,694)	(1,594)	(1,917)	(3,405)	(3,297)	(6,808)
Miscellaneous revenues	302	206	293	248	552	419	960

Net Revenue Changes	$—	$—	$—	$—	$—	$—	$—

Note: All amounts have been estimated for material changes due to the implementation of Financial Accounting Standards Board's Accounting Standard Update No. 2014-09, "Revenue from Contracts with Customers."

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.